UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 28, 2007
CTS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	001-04639	35-0225010

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 West Boulevard North, Elkhart, Indiana	46514

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(574) 523-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the Annual Meeting of Shareholders held on June 28, 2007, the shareholders of CTS Corporation, an Indiana corporation (the “Company”), approved the Company’s 2007 Management Incentive Plan (the “Plan”). The Plan authorizes cash compensation awards based on the achievement of performance measures for the purpose of focusing the efforts of management on achieving the annual goals approved by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) to ensure the Company’s profitability and long-term growth.
     Under the Plan, the Compensation Committee will select certain employees to participate in the Plan for a given year, and will establish performance goals for each participant based on performance measures described in the Plan. The Compensation Committee will also determine a payout schedule and payout amounts for each participant. After the given year, the Compensation Committee will determine the extent to which the performance goals for the year were satisfied, if at all, and the amount of each participant’s payment award pursuant to the payout schedule established for that year. The Compensation Committee may increase or reduce the amount of a participant’s award, based on any subjective or objective factors that it determines to be appropriate in its sole discretion, provided that with respect to employees covered by Section 162(m) of the Internal Revenue Code, the Compensation Committee may only reduce (not increase) the amount of an award. Awards under the Plan will be made in lump sum payments in cash or to a deferred plan established for this purpose. In no event will any award under the plan exceed $5,000,000 for any individual with respect to any fiscal year.
     Performance measures for 2007 were set by the Compensation Committee of the Board of Directors on February 6, 2007 and previously reported on a Current Report on Form 8-K filed on February 12, 2007. Those same measures will be used for the Plan, and such measures are incorporated herein by reference.
     The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on May 24, 2007 and incorporated herein by reference.
     On June 28, 2007, pursuant to its Bylaws, the Board of Directors voted to increase the number of directors to ten. Thereafter, on June 28, 2007, the Board of Directors elected Vinod M. Khilnani, age 54, to the Board of Directors, effective July 2, 2007. Mr. Khilnani was appointed to the Board of Directors in connection with, as previously reported, the Board of Directors’ election on June 14, 2007 of Mr. Khilnani to serve as President and Chief Executive Officer of the Company, effective July 2, 2007. Mr. Khilnani will serve on the Board’s Finance Committee. Mr. Khilnani has served as Senior Vice President and Chief Financial Officer of the Company since May 7, 2001.
     As previously reported, the Company’s Board of Directors approved an employment agreement for Mr. Khilnani in connection with his election as President and Chief Executive Officer. The employment agreement was executed effective July 2, 2007. The term of the agreement is two years. In summary, the agreement provides that if the Company terminates Mr. Khilnani’s employment under certain circumstances or Mr. Khilnani terminates his employment for good reason, as defined in the agreement, the Company will provide Mr. Khilnani with compensation, equal to his current base salary and his target incentive compensation for the calendar year prior to termination, for a period of two years following the termination date.
     The description of the employment agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10(a) to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2007, and incorporated herein by reference.
     In addition, as previously reported, the Board of Directors approved an annual salary of $500,000 for Mr. Khilnani. The Board of Directors approved a total target bonus of 75% of annual base salary for Mr. Khilnani under the Plan. The Board of Directors increased Mr. Khilnani’s quarterly perquisite allowance to $4,300 in connection with his election as President and Chief Executive Officer. Mr. Khilnani will not receive any compensation for his service as a Director of the Company.
     The Board of Directors has granted to Mr. Khilnani 25,000 service-based restricted stock units under the terms of the Company’s 2004 Omnibus Long-term Incentive Plan and the Prototype Named Executive Officer Restricted Stock Unit Agreement previously filed with the Securities and Exchange Commission as Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 2, 2006 in connection with his election as President and Chief Executive Officer. These service-based restricted stock units will vest in equal annual installments of 5,000. The Board of Directors has continues to finalize the terms of a grant of 25,000 performance-based restricted stock units to Mr. Khilnani under the Company’s 2004 Omnibus Long-term Incentive Plan. The performance criteria and other terms of the performance-based restricted stock unit grant will be determined by the Compensation Committee.
     On June 28, 2007, the Board of Directors also appointed Matthew W. Long, age 45, to serve as interim Chief Financial Officer of the Company, effective July 2, 2007. Mr. Long was appointed as interim Chief Financial Officer in connection with Mr. Khilnani’s appointment to serve as President and Chief Executive Officer of the Company. Mr. Long will continue to serve as the Company’s Treasurer. Mr. Long has served as Treasurer of the Company since May 1, 2003, and from December 2000 through May 2003 as Assistant Treasurer. Mr. Long will serve at the pleasure of the board and receive no additional remuneration for these additional duties.
     On July 2, 2007, the Company issued a press release announcing Mr. Long’s appointment, the description of which is qualified in its entirety by reference to Exhibit 99.2 filed herewith and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	CTS Corporation 2007 Management Incentive Plan (incorporated herein by reference to Appendix A to CTS Corporation’s Definitive Proxy Statement on Schedule 14A (Commission No. 001-04639), filed with the Commission on May 24, 2007)

10.2	Employment Agreement, dated as of July 2, 2007, by and between CTS Corporation and Vinod M. Khilnani (incorporated herein by reference to Exhibit 10(a) to CTS Corporation’s Current Report on Form 8-K (Commission No. 001-04639), filed with the Commission on June 15, 2007)

99.1	CTS Corporation Statement of Management Incentive Plan Target Awards and Performance Goals (incorporated herein by reference to CTS Corporation’s Current Report on Form 8-K (Commission No. 001-04639), filed with the Commission on February 12, 2007)

99.2	Press Release dated July 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION
By:	/s/ Richard G. Cutter III
	Name:	Richard G. Cutter III
	Title:	Vice President, General Counsel and Secretary

Date: July 5, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	CTS Corporation 2007 Management Incentive Plan (incorporated herein by reference to Appendix A to CTS Corporation’s Definitive Proxy Statement on Schedule 14A (Commission No. 001-04639), filed with the Commission on May 24, 2007)

10.2	Employment Agreement, dated as of July 2, 2007, by and between CTS Corporation and Vinod M. Khilnani (incorporated herein by reference to Exhibit 10(a) to CTS Corporation’s Current Report on Form 8-K (Commission No. 001-04639), filed with the Commission on June 15, 2007)

99.1	CTS Corporation Statement of Management Incentive Plan Target Awards and Performance Goals (incorporated herein by reference to CTS Corporation’s Current Report on Form 8-K (Commission No. 001-04639), filed with the Commission on February 12, 2007)

99.2	Press Release dated July 2, 2007